Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 dated as of August 6, 2009 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (the “Credit Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 dated as of August 6, 2009, to this Agreement.

“Amendment No. 1 Effective Date” shall mean the “Amendment Effective Date” under and as defined in Amendment No. 1.

(b) Section 2.13(e) of the Credit Agreement is hereby amended by (i) adding “(i)” at the beginning thereof and (ii) adding as a new clause (ii) thereof the following:

(ii) Unless waived by a majority in interest of the Term Lenders voting as a single class, if at the time of any issuance of senior unsecured, unsubordinated Indebtedness of the U.S. Borrower or any Subsidiary Guarantor following the Amendment No. 1 Effective Date, whether pursuant to a registered public offering, a Rule 144A offering or other private placement in the U.S. or international capital markets, the Leverage Ratio would be greater than 2.0 to 1.0, then the U.S. Borrower shall, substantially simultaneously with (and in any event not later than the fifth Business Day next following) the receipt of the Net Cash Proceeds of such Indebtedness by the U.S. Borrower or such Subsidiary Loan Party, apply an amount equal to 100% of such Net Cash Proceeds (or such lesser amount as shall be necessary to cause the Leverage Ratio to be equal to 2.0 to 1.0) to prepay outstanding Term Loans as directed by the U.S. Borrower; provided, however, that for purposes of determining the Leverage Ratio solely for the purpose of this clause (ii) (A) the time and dollar limits in clause (vi) of the first sentence and in the second sentence of the definition of Consolidated EBITDA shall be disregarded and (B) Consolidated EBITDA may be increased by pro forma cost savings for each such period of four consecutive fiscal quarters that are directly attributable to an acquisition that shall have occurred after the commencement of such period by the U.S. Borrower or any Subsidiary of all or substantially all the assets of a person or line of business of such person, or all or substantially all of the Equity Interests of a person that as a result becomes a wholly owned Subsidiary, and are factually supportable and certified by a Financial Officer of the U.S. Borrower, net of actual cost savings included in such Consolidated EBITDA.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrowers represent and warrant to each of the Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, Holdings, the Subsidiary Guarantors and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall

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continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ P. Emburey		/s/ A. Lowth
	Name:	P. Emburey	A. Lowth
	Title:	Director	Director

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Camille McKee
	Name:	Camille McKee
	Title:	Vice President

[CBRE Amendment]

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by	/s/ John L. Bell		/s/ Belinda J. Tozer
	Name:	John L. Bell	Belinda J. Tozer
	Title:	Director	Secretary

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ John L. Bell		/s/ Belinda J. Tozer
	Name:	John L. Bell	Belinda J. Tozer
	Title:	Director	Secretary

CB/TCC GLOBAL HOLDINGS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ E. Thetford		/s/ Marcus Smith
	Name:	Elizabeth Thetford	Marcus Smith
	Title:	Director	Director

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Sr. Vice President & Treasurer

[CBRE Amendment]

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,

by	/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	Executive Vice President

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	President and Chief Executive Officer

[CBRE Amendment]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Domestic Swingline Lender,

by	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

by	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

[CBRE Amendment]

SCHEDULE I

Subsidiary Guarantors

CB Holdco, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

SCHEDULE II

Subsidiary Guarantors

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.